UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

DYNARESOURCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-30371	94-1589426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Urban Towers 222 W. Las Colinas Blvd. Suite 1910 - North Tower
Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 869-9400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 17, 2025, the Board of Directors (the “Board”) of DynaResource, Inc. (the “Company”) authorized Company management to commence a legal process under Mexican law referred to as “amparo” in order to protect the Company’s rights with respect to the following nine mining concessions (the “Impacted Concessions”) related to the Company’s San José de Gracia mine project:

TITLE NO.	NAME	AREA (ha)
172216	LOS TRES AMIGOS	23.0000
184473	SAN SEBASTIÁN	40.0000
184999	NUEVO ROSARIO	32.8781
208537	SAN JOSÉ	27.0000
215555	PIEDRAS DE LUMBRE UNO	40.2754
215556	PIEDRAS DE LUMBRE 2	34.8493
226289	LA NUEVA ESPERANZA	40.0000
230494	FRANCISCO ARTURO	3,279.5600
231166	FINISTERRE 4	2,142.1302

During a review by the Company’s executive management of information related to the Company’s mining concessions, the Company became aware that a public website hosted by the Mexican Secretariat of Economy (Secretaría de Economía) (the “Website”) includes information indicating that the Impacted Concessions are not currently active. Although the Website also indicates that the published information is for informational purposes only and that such information is not officially valid, and the Company has not received any formal notification from any Mexican authority asserting adverse action that could result in the nullification or cancellation of the rights under any of the Impacted Concessions, the Board determined it prudent, as a precautionary measure, to authorize the Company to commence the amparo process to challenge the inactive status of the Impacted Concessions indicated on the Website and any related administrative action(s) taken in violation of the Company’s due process rights.

The Company continues to review information available to it and intends to take appropriate action to protect its rights to the Impacted Concessions; however, no assurance can be provided regarding the outcome of its actions or the availability of the Impacted Concessions to the Company in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.

Date:	July 18, 2025	By:	/s/ Rohan Hazelton
Rohan Hazelton, Chief Executive Officer